  As filed with the Securities and Exchange Commission on September 24, 1998
                                                    Registration No. 333-_______
--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM S-8
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                                   EBAY INC.
            (Exact Name of Registrant as Specified in Its Charter)

            DELAWARE                                          77-0430924
  (State or Other Jurisdiction                             (I.R.S. Employer
of Incorporation or Organization)                         Identification No.)

                        2005 HAMILTON AVENUE, SUITE 350
                          SAN JOSE, CALIFORNIA  95125
         (Address of Principal Executive Offices, including Zip Code)

                            1996 STOCK OPTION PLAN
                            1997 STOCK OPTION PLAN
                          1998 EQUITY INCENTIVE PLAN
                       1998 DIRECTORS STOCK OPTION PLAN
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                         NON-PLAN STOCK OPTION GRANTS
                           (Full Title of the Plans)

                                GARY F. BENGIER
             CHIEF FINANCIAL OFFICER AND VICE PRESIDENT OPERATIONS
                                   EBAY INC.
                        2005 HAMILTON AVENUE, SUITE 350
                          SAN JOSE, CALIFORNIA  95125
                                (408) 369-4830
           (Name, Address and Telephone Number of Agent For Service)

                                   COPIES TO:
                           Laird H. Simons III, Esq.
                            Jeffrey R. Vetter, Esq.
                            Tyler R. Cozzens, Esq.
                              Fenwick & West LLP
                             Two Palo Alto Square
                             Palo Alto, CA  94306

                        CALCULATION OF REGISTRATION FEE

------------------------------------------------------------------------------------------------------------------------------
                                              AMOUNT            PROPOSED MAXIMUM         PROPOSED MAXIMUM         AMOUNT OF
                                              TO BE            OFFERING PRICE PER       AGGREGATE OFFERING      REGISTRATION
TITLE OF SECURITIES TO BE REGISTERED        REGISTERED                SHARE                   PRICE                  FEE
------------------------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value             5,007,748 (1)           $18.00 (2)           $ 90,139,464 (2)          $26,592
Common Stock, $0.001 par value             3,124,914 (3)            10.88 (4)             33,999,065               10,030
------------------------------------------------------------------------------------------------------------------------------
        TOTAL                              8,132,662                                    $124,138,529              $36,622
-----------------------------------------------------------------------------------------------------------------------------

(1) Shares available for grant as of September 24, 1998 under the 1998 Equity Incentive Plan and the 1998 Directors Stock Option Plan and available for issuance under the 1998 Employee Stock Purchase Plan.

(2) Estimated as of September 23, 1998 pursuant to Rule 457(c) solely for the purpose of calculating the registration fee.

(3) Shares subject to outstanding options as of September 24, 1998 under the 1996 Stock Option Plan and the 1997 Stock Option Plan and pursuant to Non-Plan Stock Option Grants.

(4) Weighed average exercise price for such outstanding options pursuant to Rule 457(h)(1).

                                   EBAY INC.
                      REGISTRATION STATEMENT ON FORM S-8
                                    PART II
              INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.  INCORPORATION OF DOCUMENTS BY REFERENCE.
------   ---------------------------------------

         The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

         (a) The Registrant's prospectus filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Securities Act"), that contains audited financial statements of the Registrant for the years ended December 31, 1996 and 1997.

         (b) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-A filed under
              Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including any amendment or report filed for the purpose of updating such description.

         All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act, prior to the filing of a post-effective amendment which indicates that all securities registered hereby have been sold or which deregisters all securities then remaining unsold, shall be deemed incorporated by reference herein and to be a part hereof from the date of the filing of such documents.

ITEM 4.  DESCRIPTION OF SECURITIES.
-------  -------------------------

         Not applicable.

ITEM 5.  INTERESTS OF NAMED EXPERTS AND COUNSEL.
------   --------------------------------------

         Not applicable.

ITEM 6.  INDEMNIFICATION OF DIRECTORS AND OFFICERS AND LIMITATION OF LIABILITY.
------   ---------------------------------------------------------------------

         Section 145 of the Delaware General Corporation Law ("DGCL") authorizes a court to award, or a corporation's board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the Securities Act.

         As permitted by the DGCL, the Registrant's Amended and Restated Certificate of Incorporation, which will become effective upon the closing of this offering, includes a provision that eliminates the personal liability of its directors for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Registrant or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under section 174 of the DGCL (regarding unlawful dividends and stock purchases) or
(iv) for any transaction from which the director derived an improper personal benefit.

         As permitted by the DGCL, the Registrant's Amended and Restated Bylaws, which will become effective upon the closing of this offering, provide that (i) the Registrant is required to indemnify its directors and officers to the fullest extent permitted by the DGCL, subject to certain very limited exceptions, (ii) the Registrant is required to advance expenses, as incurred, to its directors and officers in connection with a legal proceeding to the fullest extent permitted by the DGCL, subject to certain very limited exceptions and
(iii) the rights conferred in the Amended and Restated Bylaws are not exclusive.

         The Registrant has entered into Indemnity Agreements with each of its current directors and officers to give such directors and officers additional contractual assurances regarding the scope of the indemnification set forth in the Registrant's Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws and to provide additional procedural protections. At present, there is no pending litigation or proceeding involving a director, officer or employee of the Registrant regarding which indemnification is sought, nor is the Registrant aware of any threatened litigation that may result in claims for indemnification.

         Reference is also made to Section 8 of the Underwriting Agreement relating to Registrant's initial public offering, effected pursuant to a Registration Statement on Form S-1 (Commission File No. 333-59097), which provides for the indemnification of officers, directors and controlling persons of the Registrant against certain liabilities. The indemnification provision in the Registrant's Amended and Restated Certificate of Incorporation, Amended and Restated Bylaws and the Indemnity Agreements entered into between the Registrant and each of its directors and officers may be sufficiently broad to permit indemnification of the Registrant's directors and officers for liabilities arising under the Securities Act.

         The Registrant, with approval by the Registrant's Board of Directors, expects to obtain directors' and officers' liability insurance.

ITEM 7.  EXEMPTION FROM REGISTRATION CLAIMED.
------   -----------------------------------

         Not applicable.

ITEM 8.  EXHIBITS.
------   --------

         4.01 Registrant's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.01 of Registrant's Registration Statement on Form S-1, File No. 333-59097, originally filed with the Commission on July 15, 1998, as subsequently amended (the "Form S-1")).

         4.02 Registrant's Certificate of Designation of Preferred Stock (incorporated herein by reference to Exhibit 3.02 of the Form S-
              1).

         4.03 Form of Registrant's Certificate of Amendment of Certificate of Incorporation to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.03 of the Form S-1).

         4.04 Form of Registrant's Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.04 of the Form S-1).

         4.05 Registrant's Bylaws (incorporated by reference to Exhibit 3.05 of the Form S-1).

         4.06 Form of Registrant's Amended and Restated Bylaws to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.06 of the Form S-
              1).

         4.07 Registrant's 1996 Stock Option Plan and related documents (incorporated herein by reference to Exhibit 10.02 of the Form S-
              1).

         4.08 Registrant's 1997 Stock Option Plan and related documents (incorporated herein by reference to Exhibit 10.03 of the Form S-
              1).

         4.09 Registrant's 1998 Equity Incentive Plan and related documents (incorporated herein by reference to Exhibit 10.04 of the Form S-
              1).

         4.10 Registrant's 1998 Directors Stock Option Plan and related documents (incorporated herein by reference to Exhibit 10.05 of the Form S-1).

         4.11 Registrant's 1998 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.06 of the Form S-1).

         4.12 Form of Registrant's Non-Plan Stock Option Agreement.

         4.13 Investor Rights Agreement, dated June 20, 1997, between Registrant and certain stockholders named therein (incorporated herein by reference to Exhibit 4.02 of the Form S-1).

         5.01 Opinion of Fenwick & West LLP.

        23.01 Consent of Fenwick & West LLP (included in Exhibit 5.01).

        23.02 Consent of PricewaterhouseCoopers LLP, independent accountants.

        24.01 Power of Attorney (see page 6).


Item 9.  UNDERTAKINGS.
------   ------------

         The undersigned Registrant hereby undertakes:

         (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

             (i) To include any prospectus required by Section 10(a)(3) of the Securities Act;

             (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

             (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement.

             Provided, however, that paragraphs (1)(i) and (1)(ii) above do not
             --------  -------
apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in the Registration Statement.

         (2) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
---------

         (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

         The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Exchange Act) that is incorporated by reference in the Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.
---------

         Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions discussed in Item 6 hereof, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered hereby, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS that each individual whose signature appears below constitutes and appoints Margaret C. Whitman and Gary F. Bengier, and each of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement on Form S-8, and to file the same with all exhibits thereto and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or his or her or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on this 24th day of September, 1998.

                                     eBAY INC.

                                     By:  /s/ Margaret C. Whitman
                                          -------------------------------------
                                          Margaret C. Whitman,
                                          President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

               Signature                                   Title                                Date
               ---------                                   -----                                ----
PRINCIPAL EXECUTIVE OFFICER:

/s/ Margaret C. Whitman                    President, Chief Executive Officer and        September 24, 1998
----------------------------------------   Director
Margaret C. Whitman

PRINCIPAL FINANCIAL OFFICER
AND PRINCIPAL ACCOUNTING OFFICER:

/s/ Gary F. Bengier                        Chief Financial Officer and Vice              September 24, 1998
----------------------------------------   President Operations
Gary F. Bengier

ADDITIONAL DIRECTORS

                                           Director
----------------------------------------
Pierre M. Omidyar

/s/ Scott D. Cook                          Director                                      September 24, 1998
----------------------------------------
Scott D. Cook

/s/ Robert C. Kagle                        Director                                      September 24, 1998
----------------------------------------
Robert C. Kagle

/s/ Howard D. Schultz                      Director                                      September 24, 1998
----------------------------------------
Howard D. Schultz

                                 EXHIBIT INDEX
                                 -------------

Exhibit No.               Description
----------                -----------

 4.01 Registrant's Certificate of Incorporation (incorporated herein by reference to Exhibit 3.01 of Registrant's Registration Statement on Form S-1, File No. 333-59097, originally filed with the Commission on July 15, 1998, as subsequently amended (the "Form S-1")).

 4.02 Registrant's Certificate of Designation of Preferred Stock (incorporated herein by reference to Exhibit 3.02 of the Form S-
              1).

 4.03 Form of Registrant's Certificate of Amendment of Certificate of Incorporation to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.03 of the Form S-1).

 4.04 Form of Registrant's Amended and Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.04 of the Form S-1).

 4.05 Registrant's Bylaws (incorporated by reference to Exhibit 3.05 of the Form S-1).

 4.06 Form of Registrant's Amended and Restated Bylaws to be effective upon the closing of Registrant's initial public offering (incorporated herein by reference to Exhibit 3.06 of the Form S-
              1).

 4.07 Registrant's 1996 Stock Option Plan and related documents (incorporated herein by reference to Exhibit 10.02 of the Form S-
              1).

 4.08 Registrant's 1997 Stock Option Plan and related documents (incorporated herein by reference to Exhibit 10.03 of the Form S-
              1).

 4.09 Registrant's 1998 Equity Incentive Plan and related documents (incorporated herein by reference to Exhibit 10.04 of the Form S-
              1).

 4.10 Registrant's 1998 Directors Stock Option Plan and related documents (incorporated herein by reference to Exhibit 10.05 of the Form S-1).

 4.11 Registrant's 1998 Employee Stock Purchase Plan (incorporated herein by reference to Exhibit 10.06 of the Form S-1).

 4.12         Form of Registrant's Non-Plan Stock Option Agreement.

 4.13 Investor Rights Agreement, dated June 20, 1997, between Registrant and certain stockholders named therein (incorporated herein by reference to Exhibit 4.02 of the Form S-1).

 5.01         Opinion of Fenwick & West LLP.

23.01         Consent of Fenwick & West LLP (included in Exhibit 5.01).

23.02         Consent of PricewaterhouseCoopers LLP, independent accountants.

24.01         Power of Attorney (see page 6).